EXHIBIT 23



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 33-73042 and 33-77598.




                                             Arthur Andersen LLP



Cincinnati, Ohio,
December 12, 1996
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